Exhibit 23.1

                           CONSENT OF G. BRAD BECKSTEAD


                       CONSENT OF INDEPENDENT ACCOUNTANTS


G. BRAD BECKSTEAD
---------------------------
Certified Public Accountant

                                                  330 E. Warm Springs
                                                 Las Vegas, NV  89119
                                                         702.528.1984
                                                  425.928.2877 (efax)

October 23, 2001


To Whom It May Concern:


We hereby consent to the use in this Registration Statement on Form S-4 of our report, dated August 20, 2001, relating to the financial statements of eCom
Corporation   We also consent to the reference of our Firm under the captions
"Experts" and "Summary Financial Data" in the Prospectus.


/s/ G. Brad Beadkstead
----------------------
G. Brad Beckstead, CPA


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